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                                                                    EXHIBIT 10.2


                           RECEIVABLES SALE AGREEMENT


                          DATED AS OF SEPTEMBER 7, 2004


                                      AMONG


    EQUIFAX INC., EQUIFAX INFORMATION SERVICES LLC, EQUIFAX DIRECT MARKETING
      SOLUTIONS LLC, EQUIFAX INFORMATION SERVICES OF PUERTO RICO INC. AND
                 COMPLIANCE DATA CENTER, INC., AS ORIGINATORS,


                                       AND


                        EQUIFAX CAPITAL MANAGEMENT, INC.,
                                    AS BUYER


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                                TABLE OF CONTENTS
                                                                            PAGE


ARTICLE I AMOUNTS AND TERMS OF THE PURCHASE....................................2

Section 1.1   Initial Contribution of Receivables..............................2
Section 1.2   Purchase of Receivables..........................................2
Section 1.3   Payment for the Purchases........................................3
Section 1.4   Purchase Price Credit Adjustments................................4
Section 1.5   Payments and Computations, Etc...................................5
Section 1.6   License of Software..............................................5
Section 1.7   Characterization.................................................6

ARTICLE II REPRESENTATIONS AND WARRANTIES......................................6

Section 2.1   Representations and Warranties of Originators....................6

ARTICLE III CONDITIONS OF PURCHASE............................................10

Section 3.1   Conditions Precedent to Purchase................................10
Section 3.2   Conditions Precedent to Subsequent Payments.....................10

ARTICLE IV COVENANTS..........................................................11

SECTION 4.1   AFFIRMATIVE COVENANTS OF ORIGINATORS............................11
SECTION 4.2   NEGATIVE COVENANTS OF ORIGINATORS...............................16

ARTICLE V TERMINATION EVENTS..................................................17

Section 5.1   Termination Events..............................................17
Section 5.2   Remedies........................................................18

ARTICLE VI INDEMNIFICATION....................................................19

Section 6.1   Indemnities by Originators......................................19
Section 6.2   Other Costs and Expenses........................................21

ARTICLE VII MISCELLANEOUS.....................................................21

Section 7.1   Waivers and Amendments..........................................21
Section 7.2   Notices.........................................................22
Section 7.3   Protection of Ownership Interests of Buyer......................22
Section 7.4   Confidentiality; Tax Treatment..................................23
Section 7.5   Bankruptcy Petition.............................................24
Section 7.6   Limitation of Liability.........................................24
SECTION 7.7   CHOICE OF LAW...................................................24
SECTION 7.8   CONSENT TO JURISDICTION.........................................25

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SECTION 7.9   WAIVER OF JURY TRIAL............................................25
Section 7.10  Integration; Binding Effect; Survival of Terms..................25
Section 7.11  Counterparts; Severability; Section References..................26


                             EXHIBITS AND SCHEDULES

Exhibit I       -       Definitions

Exhibit II      -       Principal Place of Business; Location(s) of Records;
                        State of Organization; Federal Employer Identification
                        Number; Organizational Identification Number; Other
                        Names

Exhibit III     -       Lock-Boxes; Collection Accounts; Collection Banks

Exhibit IV      -       Form of Compliance Certificate

Exhibit V       -       Copy of Credit and Collection Policy

Exhibit VI      -       Form of Revolving Note

Exhibit VII             Form of Purchase Report

Schedule A              List of Documents to Be Delivered to Buyer Prior to the
                        Purchases



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                           RECEIVABLES SALE AGREEMENT

        THIS RECEIVABLES SALE AGREEMENT, dated as of September 7, 2004, is by and among EQUIFAX INC., a Georgia corporation ("PARENT"), EQUIFAX INFORMATION SERVICES LLC, a Georgia limited liability company ("EIS"), EQUIFAX DIRECT MARKETING SOLUTIONS LLC, a Georgia limited liability company, Equifax Information Services of Puerto Rico Inc., a Georgia corporation, and Compliance DatA Center, Inc., a Georgia corporation (each of the foregoing, an "ORIGINATOR" and collectively, the "ORIGINATORS"), and EQUIFAX CAPITAL MANAGEMENT, INC., a Georgia corporation ("BUYER") (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, this "AGREEMENT" or the "FIRST STEP RECEIVABLES SALE AGREEMENT"). UNLESS DEFINED ELSEWHERE HEREIN, CAPITALIZED TERMS USED IN THIS AGREEMENT SHALL HAVE THE MEANINGS ASSIGNED TO SUCH TERMS IN EXHIBIT I HERETO (OR, IF NOT DEFINED IN EXHIBIT I HERETO, THE MEANING ASSIGNED TO SUCH TERM IN EXHIBIT I TO THE CREDIT AND SECURITY AGREEMENT).

                             PRELIMINARY STATEMENTS

                  Each of the Originators now owns, and from time to time hereafter will own, Receivables. Each of the Originators wishes to sell and assign to Buyer, and Buyer wishes to purchase from each Originator, all of such Originator's right, title and interest in and to its Receivables, together with the Related Security and Collections with respect thereto.

                  Each of the Originators and Buyer intend the transactions contemplated hereby to be true sales to Buyer by such Originator of the Receivables originated by it, providing Buyer with the full benefits of ownership of such Receivables, and none of the Originators nor Buyer intends these transactions to be, or for any purpose to be characterized as, loans from Buyer to such Originator.

                  Following the purchase of the Receivables from each Originator through the First Step Receivables Sale Agreement, Buyer will sell or contribute all of its interests in the Receivables to Equifax Receivables Finance LLC. The sale and contribution of all of Buyer's right, title and interest in and to the Receivables will be made pursuant to that certain Receivable Sales Agreement dated as of September 7, 2004 (as the same may from time to time hereafter be amended, supplement, restated or otherwise modified, the "SECOND STEP RECEIVABLES SALE AGREEMENT") between Buyer and Equifax Receivables Finance LLC.

        NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

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                                   ARTICLE I
                        AMOUNTS AND TERMS OF THE PURCHASE

        Section 1.1 INITIAL CONTRIBUTION OF RECEIVABLES. On the date hereof, Parent does hereby contribute, assign, transfer, set-over and otherwise convey to Buyer, and Buyer does hereby accept from Parent, Receivables originated by Parent and existing as of the close of business on the Business Day immediately prior to the date hereof (the "INITIAL CUTOFF DATE") having an aggregate Outstanding Balance of $103,515,953.31 (the "INITIAL CONTRIBUTED RECEIVABLES"), together with all Related Security relating thereto and all Collections thereof.

        Section 1.2     PURCHASE OF RECEIVABLES.

                (a) Effective on the date hereof, in consideration for the Purchase Price paid to each Originator and upon the terms and subject to the conditions set forth herein, each Originator does hereby sell, assign, transfer, set-over and otherwise convey to Buyer, without recourse (except to the extent expressly provided herein), and Buyer does hereby purchase from such Originator, all of such Originator's right, title and interest in and to all Receivables originated by such Originator and existing as of the close of business on the Initial Cutoff Date (other than the Initial Contributed Receivables) and all Receivables thereafter originated by such Originator through and including the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the date hereof Buyer shall acquire all of each Originator's right, title and interest in and to all Receivables existing as of the Initial Cutoff Date (other than the Initial Contributed Receivables) and thereafter arising through and including the Termination Date, together with all Related Security relating thereto and all Collections thereof. Buyer shall be obligated to pay the Purchase Price for the Receivables purchased hereunder from each Originator in accordance with SECTION 1.3.

                (b) On the 20th day of each month hereafter (or if any such day is not a Business Day, on the next succeeding Business Day thereafter, each Originator shall (or shall require the Servicer to) deliver to Buyer a report in substantially the form of Exhibit VII hereto (each such report being herein called a "PURCHASE REPORT") with respect to the Receivables sold by such Originator to Buyer during the Settlement Period then most recently ended. In addition to, and not in limitation of, the foregoing, in connection with the payment of the Purchase Price for any Receivables purchased hereunder, Buyer may request that the applicable Originator deliver, and such Originator shall deliver, such approvals, opinions, information or documents as Buyer may reasonably request.

                (c) It is the intention of the parties hereto that each Purchase of Receivables from an Originator made hereunder shall constitute a sale, which sale is absolute and irrevocable and provides Buyer with the full benefits of ownership of the Receivables originated by such Originator. Except for the Purchase Price Credits owed to Buyer pursuant to SECTION 1.4, the sale of Receivables hereunder by each Originator is made without recourse to such Originator; PROVIDED, HOWEVER, that (i) such Originator shall be liable to Buyer for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of the Transaction Documents to which such Originator is a party, and (ii) such sale does not constitute and is not intended to result in an assumption by Buyer or any assignee thereof of any

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obligation of such Originator or any other Person arising in connection with the
Receivables, the related Contracts and/or other Related Security or any other obligations of such Originator. In view of the intention of the parties hereto that each Purchase of Receivables made hereunder shall constitute a sale of such Receivables rather than loans secured thereby, each Originator agrees that it will, on or prior to the date hereof and in accordance with SECTION 4.1(E)(II), mark its books and records including aged trial balance with respect to the Receivables originated by it with a legend acceptable to Buyer and to the Agent (as Buyer's assignee), evidencing that Buyer has purchased such Receivables as provided in this Agreement and to note in its financial statements that its Receivables have been sold to Buyer. Upon the request of Buyer or the Agent (as Buyer's assignee), each Originator will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate to perfect and maintain the perfection of Buyer's ownership interest in the Receivables originated by such Originator and the Related Security and Collections with respect thereto, or as Buyer or the Agent (as Buyer's assignee) may reasonably request.

        Section 1.3     PAYMENT FOR THE PURCHASES.

                (a) The Purchase Price for the Purchase from each Originator of its Receivables in existence as of the close of business on the Initial Cutoff Date (other than the Initial Contributed Receivables) shall be payable in full by Buyer to such Originator on the date hereof, and shall be paid to such Originator in the following manner:

                        (i)     by delivery of immediately available funds, and

                        (ii) the balance, by delivery of the proceeds of a revolving loan from such Originator to Buyer (a "REVOLVING LOAN") in an amount not to exceed the least of (A) the remaining unpaid portion of such Purchase Price, (B) the maximum Revolving Loan that could be borrowed without rendering Buyer insolvent, and (C) fifteen percent (15%) of such Purchase Price. Each Originator is hereby authorized by Buyer to endorse on the schedule attached to its Revolving Note an appropriate notation evidencing the date and amount of each advance thereunder, as well as the date of each payment with respect thereto, PROVIDED THAT the failure to make such notation shall not affect any obligation of Buyer thereunder.

The Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and owing in full by Buyer to the applicable Originator or its designee on the date each such Receivable came into existence (except that Buyer may, with respect to any such Purchase Price, offset against such Purchase Price any amounts owed by such Originator to Buyer hereunder and which have become due but remain unpaid) and shall be paid to such Originator in the manner provided in the following paragraphs (b), (c) and (d).

                (b) With respect to any Receivables coming into existence after the Initial Cutoff Date, on each Settlement Date, Buyer shall pay the applicable Originator the Purchase Price therefor in accordance with SECTION 1.3(D) and in the following manner:

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                        FIRST, by delivery to the applicable Originator or its
        designee of immediately available funds, to the extent of funds available to Buyer from cash on hand;

                        SECOND, by delivery to the applicable Originator or its designee of the proceeds of a Revolving Loan, PROVIDED THAT the making of any such Revolving Loan shall be subject to the provisions set forth in SECTION 1.3(A)(II); and

                        THIRD, solely in the case of Receivables originated by EIS, unless the Termination Date has occurred in accordance with this Agreement, by accepting a contribution to its capital in an amount equal to the remaining unpaid balance of such Purchase Price.

Subject to the limitations set forth in SECTION 1.3(A)(II), each Originator irrevocably agrees to advance each Revolving Loan requested by Buyer on or prior to the Termination Date. The Revolving Loans owing to each Originator shall be evidenced by, and shall be payable in accordance with the terms and provisions of its Revolving Note and shall be payable solely from funds which Buyer is not required under the Credit and Security Agreement to set aside for the benefit of, or otherwise pay over to, the Lenders.

                (c) From and after the Termination Date, (i) no Originator shall be obligated to (but may, at its option) sell Receivables to Buyer, or
(ii) EIS shall not be obligated to (but may, at its option) contribute Receivables to Buyer's capital pursuant to clause THIRD of SECTION 1.3(B).

                (d) Although the Purchase Price for each Receivable coming into existence after the Initial Cutoff Date shall be due and payable in full by Buyer to the applicable Originator on the date such Receivable came into existence, settlement of the Purchase Price between Buyer and such Originator shall be effected on a monthly basis on Settlement Dates with respect to all Receivables originated by such Originator during the same Calculation Period and based on the information contained in the Purchase Report delivered by such Originator for the Calculation Period then most recently ended. Although settlement shall be effected on Settlement Dates, increases or decreases in the amount owing under the Revolving Note made pursuant to SECTION 1.3 and any contribution of capital by EIS to Buyer made pursuant to SECTION 1.3(B) shall be deemed to have occurred and shall be effective as of the last Business Day of the Calculation Period to which such settlement relates.

        Section 1.4     PURCHASE PRICE CREDIT ADJUSTMENTS. If on any day:

                (a) the Outstanding Balance of a Receivable purchased from any Originator is:

                        (i) reduced as a result of any defective or rejected or returned goods or services, any discount or any adjustment or otherwise by such Originator (other than as a result of such Receivable becoming a Defaulted Receivable or to reflect cash Collections on account of such Receivable),

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                        (ii)    reduced or canceled as a result of a setoff in
        respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction), or

                (b) any of the representations and warranties set forth in SECTIONS 2.1(H), (I), (J), (L), (R), (S), (T), (U), the second sentence of
SECTION 2.1(Q) hereof and the last clause (relating to bulk sales laws) of
SECTION 2.1(C) are not true when made or deemed made with respect to any Receivable,

then, in such event, Buyer shall be entitled to a credit (each, a "PURCHASE PRICE CREDIT") against the Purchase Price otherwise payable to the applicable Originator hereunder equal to (x) in the case of a partial reduction, the amount of such reduction, and (y) in the case of a total reduction or cancellation, the lesser of the total Purchase Price paid for and the Outstanding Balance of such Receivable (calculated before giving effect to the applicable reduction or cancellation). If such Purchase Price Credit exceeds the Original Balance of the Receivables originated by the applicable Originator on any day, such Originator shall pay the remaining amount of such Purchase Price Credit in cash immediately, PROVIDED THAT if the Termination Date has not occurred, such Originator shall be allowed to deduct the remaining amount of such Purchase Price Credit from any indebtedness owed to it under its Revolving Note.

        Section 1.5 PAYMENTS AND COMPUTATIONS, ETC. All amounts to be paid or deposited by Buyer hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the applicable Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay any amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; PROVIDED, HOWEVER, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

        Section 1.6     LICENSE OF SOFTWARE.

                (a) To the extent that any software used by any Originator to account for the Receivables originated by it is non-transferable, such Originator hereby grants to each of Buyer, the Agent and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all such software used by such Originator to account for such Receivables, to the extent necessary to administer such Receivables, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto, PROVIDED THAT should the consent of any licensor of such software be required for the grant of the license described herein to be effective: (x) the license granted herein shall not apply to such software unless and until such consent is obtained, and (y) such Originator hereby agrees that, upon the request of Buyer (or Buyer's assignee) made at any time during the continuation of a Termination Event or an Amortization Event, such Originator will use its reasonable efforts (i) to obtain the consent of such third-party licensor, and (ii) in advance of obtaining such consent, in connection with each Review pursuant to SECTION 4.1(D),

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to make personnel who are covered by such Originator's license of such software and knowledgeable about its use, available to Buyer (or Buyer's assignee) to test data or generate such reports relating the Receivables that may be reasonably requested. The license granted hereby shall be irrevocable until the later to occur of (i) indefeasible payment in full of the Obligations (as defined in the Credit and Security Agreement), and (ii) the date each of this Agreement, the Second Step Receivables Sale Agreement and the Credit and Security Agreement terminates in accordance with its terms.

                (b) Each Originator (i) shall take such action requested by Buyer and/or the Agent (as Buyer's assignee), from time to time hereafter, that may be necessary or appropriate to ensure that Buyer and its assigns under the Credit and Security Agreement have an enforceable ownership or security interest in the Records relating to the Receivables purchased from such Originator hereunder, and (ii) shall use its reasonable efforts to ensure that Buyer, the Agent and the Servicer each has an enforceable right (whether by license or sublicense or otherwise) in accordance with SECTION 1.6(A) to use all of the computer software used to account for such Receivables and/or to recreate such Records.

        Section 1.7 CHARACTERIZATION. If, notwithstanding the intention of the parties expressed in SECTION 1.2(c), any sale or contribution by an Originator to Buyer of Receivables hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. For this purpose and without being in derogation of the parties' intention that the sale of Receivables by each Originator hereunder shall constitute a true sale thereof, such Originator hereby grants to Buyer a duly perfected security interest in all of such Originator's right, title and interest in, to and under all Receivables of such Originator which are now existing or hereafter arising, all Collections and Related Security with respect thereto, each Lock-Box and Collection Account, all other rights and payments relating to such Receivables and all proceeds of the foregoing to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Purchase Price of the Receivables purchased from such Originator together with all other obligations of such Originator hereunder, which security interest shall be prior to all other Adverse Claims thereto. Buyer and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

        Section 2.1 REPRESENTATIONS AND WARRANTIES OF ORIGINATORS. Each Originator hereby represents and warrants to Buyer on the date hereof, on the date of the Purchase from such Originator hereunder and on each date that any Receivable is originated by such Originator on or after the date of such Purchase, that:

                (a) EXISTENCE AND POWER. Such Originator is a corporation or limited liability company, as applicable, duly organized under the laws of the jurisdiction set forth after its name in the preamble to this Agreement (the "APPLICABLE JURISDICTION"), and no other jurisdiction, and as to which such Applicable Jurisdiction must maintain a public record showing the corporation

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or limited liability company, as applicable, to have been organized. Such
Originator is validly existing and in good standing under the laws of its Applicable Jurisdiction and is duly qualified to do business and is in good standing as a foreign entity, and has and holds all power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.

                (b) POWER AND AUTHORITY; DUE AUTHORIZATION, EXECUTION AND DELIVERY. The execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder, and such Originator's use of the proceeds of the Purchase made from it hereunder, are within its organizational powers and authority and have been duly authorized by all necessary organizational action on its part. This Agreement and each other Transaction Document to which such Originator is a party has been duly executed and delivered by such Originator.

                (c) NO CONFLICT. The execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) its Organizational Documents, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Originator or its Subsidiaries (except as created hereunder) except, in any case, where such contravention or violation could not reasonably be expected to have a Material Adverse Effect; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                (d) GOVERNMENTAL AUTHORIZATION. Other than the filing of the financing statements required hereunder, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Originator of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.

                (e) ACTIONS, SUITS. There are no actions, suits or proceedings pending, or to the best of such Originator's knowledge, threatened, against or affecting such Originator, or any of its properties, in or before any court, arbitrator or other body, that could reasonably be expected to have a Material Adverse Effect. Such Originator is not in default with respect to any order of any court, arbitrator or governmental body.

                (f) BINDING EFFECT. This Agreement and each other Transaction Document to which such Originator is a party constitute the legal, valid and binding obligations of such Originator enforceable against such Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

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                (g)     ACCURACY OF INFORMATION. All information heretofore
furnished by such Originator or any of its Affiliates to Buyer (or its assigns) for purposes of or in connection with this Agreement, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Originator or any of its Affiliates to Buyer (or its assigns) will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein, taken as a whole, not misleading; provided that, with respect to any projected financial information, such Originator represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                (h) USE OF PROCEEDS. No portion of any Purchase Price payment hereunder will be used by any Originator (i) for a purpose that violates, or would be inconsistent with, any law, rule or regulation applicable to such Originator or (ii) to acquire any margin stock in violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                (i) GOOD TITLE. Immediately prior to the Purchase from such Originator hereunder and upon the creation of each Receivable originated by such Originator after the Initial Cut-Off Date, such Originator (i) is the legal and beneficial owner of such Receivables and (ii) is the legal and beneficial owner of the Related Security with respect thereto or possesses a valid and perfected security interest therein, in each case, free and clear of any Adverse Claim, except Permitted Encumbrances. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect such Originator's ownership interest in each such Receivable, its Collections and the Related Security.

                (j) PERFECTION. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to transfer to Buyer (and Buyer shall acquire from such Originator) (i) legal and equitable title to, with the right to sell and encumber each Receivable originated by such Originator, whether now existing and hereafter arising, together with the Collections with respect thereto, and (ii) all of such Originator's right, title and interest in the Related Security associated with each such Receivable, in each case, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's ownership interest in such Receivables, the Related Security and the Collections. Originator's jurisdiction of organization is a jurisdiction whose law generally requires information concerning the existence of a nonpossessory security interest to be made generally available in a filing, record or registration system as a condition or result of such a security interest's obtaining priority over the rights of a lien creditor which respect to collateral.

                (k) PLACES OF BUSINESS AND LOCATIONS OF RECORDS. The principal places of business and chief executive office and jurisdiction of organization of such Originator and the offices where it keeps all of its Records are located at the address(es) listed on EXHIBIT II or such other locations of which Buyer has been notified in accordance with SECTION 4.2(A) in jurisdictions where all action required by SECTION 4.2(A) has been taken and completed. Such

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Originator's Federal Employer Identification Number and organizational identification number are correctly set forth on EXHIBIT II.

                (l) COLLECTIONS. The conditions and requirements set forth in SECTION 4.1(J) have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of such Originator at each Collection Bank and the post office box number of each Lock-Box, are listed on EXHIBIT III. Such Originator has not granted any Person, other than Buyer (and its assigns) dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.

                (m) MATERIAL ADVERSE EFFECT. Since March 31, 2004, and except as disclosed in the reports made by the Parent to the Securities and Exchange Commission prior to the date of this Agreement, no event has occurred that could reasonably be expected to have a Material Adverse Effect.

                (n) NAMES. The name in which such Originator has executed this Agreement is identical to the name of such Originator as indicated on the public record of its jurisdiction of organization which shows such Originator to have been organized. In the past five (5) years, such Originator has not used any corporate or limited liability company names, trade names or assumed names other than the name in which it has executed this Agreement except as disclosed on Exhibit II attached hereto.

                (o) OWNERSHIP OF BUYER. Parent owns, directly or indirectly, 100% of the issued and outstanding equity interests of EIS. EIS owns directly 100% of the issued and outstanding equity interests of Buyer. Such equity interests are validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of Buyer.

                (p) NOT A HOLDING COMPANY OR AN INVESTMENT COMPANY. Such Originator is not a "HOLDING COMPANY" or a "SUBSIDIARY HOLDING COMPANY" of a "HOLDING COMPANY" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Originator is not an "INVESTMENT COMPANY" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

                (q) COMPLIANCE WITH LAW. Such Originator has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (INCLUDING, WITHOUT LIMITATION, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect.

                (r) COMPLIANCE WITH CREDIT AND COLLECTION POLICY. Such Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable originated by it and the related Contract, and has not made any material change to

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

such Credit and Collection Policy, except such material change as to which Buyer (or its assigns) has been notified in accordance with SECTION 4.1(A)(VII).

                (s) PAYMENTS TO SUCH ORIGINATOR. With respect to each Receivable originated by such Originator and sold to Buyer hereunder, the Purchase Price received by such Originator constitutes reasonably equivalent value in consideration therefor. No transfer hereunder by such Originator of any Receivable originated by such Originator is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss. 101 ET SEQ.), as amended.

                (t) ENFORCEABILITY OF CONTRACTS. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                (u) ELIGIBLE RECEIVABLES. Each Receivable reflected in any Purchase Report as an Eligible Receivable was an Eligible Receivable on the date of its acquisition by Buyer hereunder.

                (v) ACCOUNTING. The manner in which such Originator accounts for the transactions contemplated by this Agreement in its financial statements does not jeopardize the characterization of the transactions contemplated herein as being true sales.

                                  ARTICLE III
                             CONDITIONS OF PURCHASE

        Section 3.1 CONDITIONS PRECEDENT TO PURCHASE. The Purchases under this Agreement are subject to the conditions precedent that (a) Buyer shall have been capitalized with the Initial Contributed Receivables, (b) Buyer shall have received on or before the date of such purchase those documents listed on SCHEDULE A and (c) all of the conditions to the initial loan under the Credit and Security Agreement shall have been satisfied or waived in accordance with the terms thereof.

        Section 3.2 CONDITIONS PRECEDENT TO SUBSEQUENT PAYMENTS. Buyer's obligation to pay for Receivables coming into existence after the Initial Cutoff Date shall be subject to the further conditions precedent that: (a) the Facility Termination Date shall not have occurred under the Credit and Security Agreement; (b) Buyer (or its assigns) shall have received such other approvals, opinions or documents as it may reasonably request and (c) on the date such Receivable came into existence, the following statements shall be true (and acceptance of the proceeds of any payment for such Receivable shall be deemed a representation and warranty by such Originator that such statements are then true):

                        (i)     the representations and warranties set forth in
        ARTICLE II are true and correct in all material respects on and as of the date such Receivable came into existence as though made on and as of such date; PROVIDED, HOWEVER, that the preceding standard shall not apply to those representations and warranties which themselves contain materiality standards; and

                        (ii) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

Notwithstanding the foregoing conditions precedent, upon payment of the Purchase Price for any Receivable (whether by payment of cash, through an increase in the amounts outstanding under the Revolving Note, by offset of amounts owed to Buyer and/or by offset of capital contributions), title to such Receivable and the Related Security and Collections with respect thereto shall vest in Buyer, whether or not the conditions precedent to Buyer's obligation to pay for such Receivable were in fact satisfied. The failure of such Originator to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Buyer to rescind the related purchase and direct such Originator to pay to Buyer an amount equal to the Purchase Price payment that shall have been made with respect to any Receivables related thereto.

                                   ARTICLE IV

                                    COVENANTS

        Section 4.1 AFFIRMATIVE COVENANTS OF ORIGINATORS. Until the date on which this Agreement terminates in accordance with its terms, each Originator hereby covenants as set forth below:

                (a) FINANCIAL REPORTING. Such Originator will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish to Buyer (or its assigns):

                        (i) ANNUAL REPORTING. As soon as practicable and in any event within ninety-five (95) days after the end of each Fiscal Year, either
(i) a copy of a report on Form 10-K, or any successor form, and any amendments thereto, filed by the Parent with the Securities and Exchange Commission with respect to the immediately preceding Fiscal Year or (ii) an audited consolidated balance sheet of the Parent and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Parent and certified by a nationally recognized independent certified public accounting firm acceptable to the Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operation of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Parent or any of its Subsidiaries or with respect to accounting principles followed by the Parent or any of its Subsidiaries not in accordance with GAAP.

                        (ii) QUARTERLY REPORTING. As soon as practicable and in any event, within fifty (50) days after the end of each of the first three
(3) fiscal quarters of each Fiscal Year, either (i) a copy of a report on Form 10-Q, or any successor form, and any amendments thereto, filed by the Parent with the Securities and Exchange Commission with respect to the immediately preceding fiscal quarter or (ii) an unaudited consolidated balance sheet of the Parent and its Subsidiaries as of the close of such fiscal quarter and unaudited consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including any notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the preceding Fiscal Year and prepared by the Parent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by a Responsible Officer of the Parent to present fairly in all material respects the financial condition of the Parent and its Subsidiaries as of their respective dates and the results of operations of the Parent and its Subsidiaries for the respective periods then ended, subject to normal year-end adjustments and to the absence of footnotes required by GAAP

                        (iii) COMPLIANCE CERTIFICATE. Together with the financial statements required hereunder, a compliance certificate in substantially the form of EXHIBIT IV signed by Parent's Authorized Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.

                        (iv) SHAREHOLDERS STATEMENTS AND REPORTS. Promptly upon the furnishing thereof to the shareholders of the Parent, copies of all financial statements, reports and proxy statements so furnished.

                        (v) S.E.C. FILINGS. Promptly after the filing thereof, a copy of (i) each report or other filing made by the Parent or any of its Subsidiaries with the Securities and Exchange Commission and required by the Securities and Exchange Commission to be delivered to the shareholders of the Parent or any Subsidiary thereof, (ii) each report made by the Parent or any Subsidiary thereof to the Securities and Exchange Commission on Form 8-K and
(iii) each final registration statement of the Parent or any Subsidiary thereof filed with the Securities and Exchange Commission, except in connection with pension plans and other employee benefit plans.

                        (vi) COPIES OF NOTICES. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than Buyer, the Agent or Blue Ridge, copies of the same.

                        (vii) CHANGE IN CREDIT AND COLLECTION POLICY. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such proposed change or amendment ,and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting Buyer's (and the Agent's, as Buyer's assignee) consent thereto.

                        (viii) OTHER INFORMATION. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables originated by such Originator or the condition or operations, financial or otherwise, of such Originator as Buyer (or its assigns) may from time to time reasonably request in order to protect the interests of Buyer (and its assigns) under or as contemplated by this Agreement.

                (b) NOTICES. Such Originator will notify Buyer (or its assigns) in writing of any of the following promptly upon learning of the occurrence thereof by any Responsible Officer, describing the same and, if applicable, the steps being taken with respect thereto:

                        (i) TERMINATION EVENTS OR UNMATURED TERMINATION EVENTS. The occurrence of each Termination Event and each Unmatured Termination Event, by a statement of an Authorized Officer of such Originator.

                        (ii) JUDGMENT AND PROCEEDINGS. (1) The entry of any judgment or decree against any Originator or any of its Subsidiaries if the aggregate amount of all judgments and decrees then outstanding against the Originators and their Subsidiaries exceeds $10,000,000 after deducting (a) the amount with respect to which the applicable Originator or Subsidiary is insured and with respect to which the insurer has assumed responsibility in writing, and
(b) the amount for which the applicable Originator or Subsidiary is otherwise indemnified if the terms of such indemnification are satisfactory to Buyer (or its assigns), and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against any Originator which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                        (iii) MATERIAL ADVERSE EFFECT. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.

                        (iv) DEFAULTS UNDER PARENT CREDIT AGREEMENT. The occurrence of any Default or Event of Default under (and as such term is defined in) the Parent Credit Agreement.

                        (v) ERISA EVENTS. The occurrence of any ERISA Event that could reasonably be expected to have a Material Adverse Effect.

                        (vi) DOWNGRADE OF PARENT. Any downgrade in the rating of any Indebtedness of Parent by S&P or by Moody's, setting forth the Indebtedness affected and the nature of such change (but excluding any private indicative ratings that the Parent may request from time to time from Moody's or S&P).

                (c) COMPLIANCE WITH LAWS AND PRESERVATION OF EXISTENCE. Such Originator will (i) comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect and (ii) will preserve and maintain its legal existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign entity in each jurisdiction where its business is conducted, except where the failure to so qualify or remain in good standing could not reasonably be expected to have a Material Adverse Effect; provided, however, that nothing in the foregoing shall prevent such Originator from discontinuing any line of business if (x) no Termination Event or Unmatured Termination Event exists or would result therefrom, and (y) with respect to the discontinuance of a material line of business, the board of directors (or comparable governing body) of such Originator determines in good faith that such discontinuance is in the best interest of the Parent and its Consolidated Subsidiaries, taken as a whole.

                (d) AUDITS. Such Originator will furnish to Buyer (or its assigns) from time to time such information with respect to it and the Receivables sold by it as Buyer (or its assigns) may reasonably request. Such Originator will, from time to time during regular business hours as requested by Buyer (or its assigns), upon reasonable notice and at the sole cost of such Originator, permit Buyer (or its assigns) or their respective agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Originator relating to the Receivables and the Related Security, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Originator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Originator's financial condition or the Receivables and the Related Security or such Originator's performance under any of the Transaction Documents or such Originator's performance under the Contracts and, in each case, with any of the officers or employees of such Originator having knowledge of such matters (each of the foregoing examinations and visits, a "REVIEW"); PROVIDED, HOWEVER, that, so long as no Amortization Event (under and as defined in the Credit and Security Agreement) has occurred and is continuing: (A) the Originators, collectively, shall only be responsible for the reasonable costs and expenses of one (1) Review in any one calendar year, and (B) the Agent (as Buyer's assignee) will not request more than four
(4) Reviews in any one calendar year. To the extent that Buyer (or its assigns), in the course of any Review, obtains any Proprietary Information pertaining to any Originator or any of its Affiliates, Buyer (or its assign) shall handle such information in accordance with the requirements of SECTION 7.4 hereof.

                (e)     KEEPING AND MARKING OF RECORDS AND BOOKS.

                        (i) Such Originator will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable). Such Originator will give Buyer (or its assigns) notice of any material change in the administrative and operating procedures referred to in the previous sentence.

                        (ii) Such Originator will (A) on or prior to the date hereof, mark its books and records including aged trial balance with respect to the Receivables with a legend, acceptable to Buyer (or its assigns), describing Buyer's ownership interests in the Receivables and further describing the security interest in the Receivable of the Agent (on behalf of the Lenders) under the Credit and Security Agreement and
        (B) upon the request of Buyer (or its assigns) made at any time when a Termination Event has occurred and is continuing: (x) mark each Contract with a legend describing Buyer's ownership interests in the Receivables originated by such Originator and further describing the security interests in the Receivable of the Agent (on behalf of the Lenders) and (y) deliver to Buyer (or its assigns) all Contracts (including, without limitation, all multiple originals of any such Contract) relating to such Receivables.

                (f) COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. Such Originator will timely and fully (i) perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables originated by it, and (ii) comply in all material respects with the Credit and Collection Policy in regard to each such Receivable and the related Contract.

                (g)     [Intentionally Omitted]

                (h) OWNERSHIP. Such Originator will take all necessary action to establish and maintain, irrevocably in Buyer, (A) legal and equitable title to the Receivables originated by such Originator and the Collections and
(B) all of such Originator's right, title and interest in the Related Security associated with the Receivables originated by such Originator, in each case, free and clear of any Adverse Claims other than Permitted Encumbrances (INCLUDING, WITHOUT LIMITATION, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Buyer's interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Buyer as Buyer (or its assigns) may reasonably request).

                (i) LENDERS' RELIANCE. Such Originator acknowledges that the Agent and the Lenders are entering into the transactions contemplated by the Credit and Security Agreement in reliance upon Buyer's identity as a legal entity that is separate from such Originator and any Affiliates thereof. Therefore, from and after the date of execution and delivery of this Agreement, such Originator will take all reasonable steps including, without limitation, all steps that Buyer or any assignee of Buyer may from time to time reasonably request to maintain Buyer's identity as a separate legal entity and to make it manifest to third parties that Buyer is an entity with assets and liabilities distinct from those of such Originator and any Affiliates thereof and not just a division of such Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Originator (i) will not hold itself out to third parties as liable for the debts of Buyer nor purport to own any of the Receivables and other assets acquired by Buyer, (ii) will take all other actions necessary on its part to ensure that Buyer is at all times in compliance with the "separateness covenants" set forth in SECTION 7.1(I) of the Credit and Security Agreement and
(iii) will cause all tax liabilities arising in connection with the transactions contemplated herein or otherwise to be allocated between such Originator and Buyer on an arm's-length basis and in a manner consistent with the procedures set forth in U.S. Treasury Regulations ss.ss.1.1502-33(d) and 1.1552-1.

                (j) COLLECTIONS. Such Originator will cause (1) all proceeds from all Lock-Boxes to be directly deposited by a Collection Bank into a Collection Account and (2) each Lock-Box and Collection Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to such Originator or any Affiliate of such Originator, such Originator will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a

Collection Account within two (2) Business Days following receipt thereof and, at all times prior to such remittance, such Originator will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of Buyer and its assigns. Such Originator will transfer exclusive ownership, dominion and control of each Lock-Box and Collection Account to Buyer and, will not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to Buyer (or its assigns) as contemplated by this Agreement and the Credit and Security Agreement.

                (k) TAXES. Unless otherwise filed by the Parent,(i) such Originator will file all tax returns and reports required by law to be filed by it and promptly pay all taxes and governmental charges at any time owing, except
(x)such taxes that are being contested in good faith by appropriate proceedings and for which Performance Guarantor has set aside on its books adequate reserves or (y) to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect and (ii) such Originator will pay when due any taxes payable in connection with the Receivables originated by it, exclusive of taxes on or measured by income or gross receipts of Buyer and its assigns.

        Section 4.2 NEGATIVE COVENANTS OF ORIGINATORS. Until the date on which this Agreement terminates in accordance with its terms, each Originator hereby covenants that:

                (a) NAME CHANGE, OFFICES AND RECORDS. Such Originator will not change its (i) state of organization, (ii) name, (iii) identity or structure (within the meaning of Article 9 of any applicable enactment of the UCC) or relocate its chief executive office at any time while the location of its chief executive office is relevant to perfection of Buyer's interest in the Receivables or the associated Related Security and Collections or any office where Records are kept unless it shall have: (i) given Buyer (and the Agent, as its assignee) at least ten (10) Business Days' prior written notice thereof and
(ii) delivered to the Agent (as Buyer's assignee) all financing statements, instruments and other documents requested by the Agent in connection with such change or relocation.

                (b) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Such Originator will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless Buyer (or its assigns) shall have received, at least ten (10) days before the proposed effective date therefor,
(i) written notice of such addition, termination or change and (ii) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box; PROVIDED, HOWEVER, that such Originator may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account.

                (c) MODIFICATIONS TO CONTRACTS AND CREDIT AND COLLECTION POLICY. Such Originator will not make any material change to the Credit and Collection Policy that could reasonably be expected to adversely affect the collectibility of the Receivables originated by it or decrease the credit quality of any of its newly created Receivables. Except as otherwise permitted in its capacity as Servicer pursuant to the Credit and Security Agreement, such Originator will not extend, amend or otherwise modify the terms of any Receivable other than in accordance with the Credit and Collection Policy.

                (d) SALES, LIENS. Such Originator will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim (other than Permitted Encumbrances) upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of Buyer provided for herein and any other Permitted Encumbrances), and such Originator will defend the right, title and interest of Buyer in, to and under any of the foregoing property, against all claims of third parties claiming through or under such Originator (other than Permitted Encumbrances).

                (e)     [Intentionally Omitted]

                (f) ACCOUNTING FOR PURCHASE. Such Originator will not, and will not permit any Affiliate to, financially account (whether in financial statements or otherwise) for the transactions contemplated hereby in any manner other than the sale or other outright conveyance by such Originator to Buyer of the Receivables originated by such Originator and the associated Related Security or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a sale of such Receivables and Related Security by such Originator to Buyer except to the extent that such transactions are not recognized on account of consolidated financial reporting in accordance with generally accepted accounting principles.

                                   ARTICLE V
                               TERMINATION EVENTS

        Section 5.1 TERMINATION EVENTS. The occurrence of any one or more of the following events shall constitute a Termination Event:

                (a) Such Originator shall fail to make any payment or deposit required hereunder when due and, for any such payment or deposit which is not in respect of principal, such failure shall continue unremedied for five
(5) Business Days after the earlier of a Responsible Officer becoming aware of such default or written notice thereof has been given to such Originator by Buyer.

                (b) Such Originator shall fail to perform or observe (i) any covenant contained in Section 4.1(b)(i), 4,1(c)(ii) or 4.2 of this Agreement when due, (ii) any other covenant or agreement contained in Section 4.1(a) or 4.1(b) of this Agreement and such failure shall continue unremedied for fifteen
(15) days after the earliest of a Responsible Officer becoming aware of such default or written notice thereof has been given to such Originator by Buyer, or
(iii) any other covenant or agreement not mentioned in this Section 5.1 under any Transaction Documents and such failure shall continue unremedied for thirty
(30) days after the earlier of a Responsible Officer becoming aware of such default or written notice thereof has been given to such Originator by Buyer.

                (c) Any representation, warranty, certification or statement made by such Originator in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been incorrect in any material respect when made or deemed made; PROVIDED THAT the materiality threshold in the preceding clause shall not be applicable with respect to any representation or warranty which itself contains a materiality threshold and PROVIDED FURTHER, that any misrepresentation or certification for which Buyer has actually received a Purchase Price Credit shall not constitute a Termination Event hereunder.

                (d) Failure of any Originator to pay any Indebtedness when due in excess of $20,000,000 or the default by any Originator in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity; or any such Indebtedness of any Originator shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof.

                (e) (i) Parent or any of its Material Subsidiaries shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against Parent or any of its Material Subsidiaries seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property or (iii) Parent or any of its Material Subsidiaries shall take any corporate or limited liability company action to authorize any of the actions set forth in the foregoing clauses (i) or (ii) of this subsection (e).

                (f)     A Change of Control shall occur.

                (g) One or more final judgments for the payment of money in an amount in excess of $10,000,000 individually or in the aggregate, shall be entered against any Originator on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.

                (h) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan when: (i) there shall be an Unfunded-Pension Liability among the Pension Plans; or (ii) any Originator or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan, and there shall result from any such event, Unfunded-Pension Liability, or (iii) a liability of the Parent or any of its Subsidiaries to the PBGC or a Plan, in each case (under clauses (i), (ii) and (iii) above)) that could reasonably be expected to have a Material Adverse Effect.

        Section 5.2 REMEDIES. Upon the occurrence and during the continuation of a Termination Event, Buyer may take any of the following actions upon notice to the Originators: (i) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator; PROVIDED, HOWEVER, that upon the occurrence of a Termination Event described in SECTION 5.1(E)(II), or of an actual or deemed entry of an order for relief with respect to such Originator under the Federal Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (ii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by such Originator to Buyer. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Buyer and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

                                   ARTICLE VI
                                 INDEMNIFICATION

        Section 6.1 INDEMNITIES BY ORIGINATORS. Without limiting any other rights that Buyer may have hereunder or under applicable law, each Originator hereby agrees to indemnify (and pay upon demand to) Buyer and its assigns, officers, directors, agents and employees (each an "INDEMNIFIED PARTY") from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable and actual attorneys' fees (which attorneys may be employees of Buyer or any such assign) and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by Buyer of an interest in the Receivables originated by such Originator, EXCLUDING, HOWEVER:

                (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification provided that such Originator shall not be obligated to indemnify any Indemnified Party under this
        Section 6.1 in connection with any claim under any cause of action by or against such Indemnified Person with respect to which such Originator is an adverse party and such Originator is the prevailing party with respect to such claim under such cause of action;

                (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables originated by such Originator that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or

                (c) taxes imposed by the jurisdiction in which such Indemnified Party's principal executive office is located, on or measured by the overall net income of such Indemnified Party;

PROVIDED, HOWEVER, that nothing contained in this sentence shall limit the liability of such Originator or limit the recourse of Buyer to such Originator for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject in each case to clauses
(a), (b) and (c) above, each Originator shall indemnify Buyer for Indemnified Amounts relating to or resulting from:

                        (i) any representation or warranty made by such Originator (or any officers of such Originator) under or in connection with any Purchase Report, this Agreement, any other Transaction Document or any other information or report delivered by such Originator pursuant hereto or thereto for which Buyer has not received a Purchase Price Credit that shall have been false or incorrect when made or deemed made;

                        (ii) the failure by such Originator, to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation or any failure of such Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;

                        (iii) any failure of such Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;

                        (iv) any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;

                        (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or service related to such Receivable or the furnishing or failure to furnish such merchandise or services; (vi) the commingling of Collections of Receivables at any time with other funds;

                        (vii) any investigation, litigation or proceeding related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby, such Originator's use of the proceeds of the Purchase from it hereunder, the ownership of the Receivables originated by such Originator or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;

                        (viii) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                        (ix) any Termination Event described in SECTION 5.1(E)(II);

                        (x) any failure to vest and maintain vested in Buyer, or to transfer to Buyer, legal and equitable title to, and ownership of, the Receivables originated by such Originator and the associated Collections, and all of such Originator's right, title and interest in the Related Security associated with such Receivables, in each case, free and clear of any Adverse Claim;

                        (xi) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable originated by such Originator, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the Purchase from such Originator hereunder or at any subsequent time;

                        (xii) any action or omission by such Originator which reduces or impairs the rights of Buyer with respect to any Receivable or the value of any such Receivable (for any reason other than the application of Collections thereto or charge-off of any Receivable as uncollectible);

                        (xiii) any attempt by any Person to void the Purchase from such Originator hereunder under statutory provisions or common law or equitable action; and

                        (xiv) the failure of any Receivable reflected as an Eligible Receivable on any Purchase Report prepared by such Originator to be an Eligible Receivable at the time acquired by Buyer.

        Section 6.2 OTHER COSTS AND EXPENSES. Each Originator shall pay to Buyer on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder. Each Originator shall pay to Buyer on demand any and all costs and expenses of Buyer, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.

                                  ARTICLE VII
                                  MISCELLANEOUS

        Section 7.1     WAIVERS AND AMENDMENTS.

                (a) No failure or delay on the part of Buyer (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

                (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and Buyer and, to the extent required under the Credit and Security Agreement, the Agent and the Liquidity Banks or the Lenders. Any material amendment, supplement, modification of waiver will required satisfaction of the Rating Agency Condition.

        Section 7.2 NOTICES. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, five (5) Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this SECTION 7.2.

        Section 7.3     PROTECTION OF OWNERSHIP INTERESTS OF BUYER.

                (a) Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Buyer (or its assigns) may request, to perfect, protect or more fully evidence the interest of Buyer hereunder and the Receivable, or to enable Buyer (or its assigns) to exercise and enforce their rights and remedies hereunder. At any time when a Termination Event has occurred and is continuing, Buyer (or its assigns) may, at such Originator's sole cost and expense, direct such Originator to notify the Obligors of Receivables of the ownership interests of Buyer under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to Buyer or its designee.

                (b) If any Originator fails to perform any of its obligations hereunder, Buyer (or its assigns) may (but shall not be required to) perform, or cause performance of, such obligations, and Buyer's (or such assigns') reasonable costs and expenses incurred in connection therewith shall be payable by such Originator as provided in SECTION 6.2. Each Originator irrevocably authorizes Buyer (and its assigns) at any time and from time to time when a Termination Event has occurred and is continuing in the sole discretion of Buyer (or its assigns), and appoints Buyer (and its assigns) as its attorney(ies)-in-fact, to act on behalf of such Originator (i) to execute on behalf of such Originator as debtor and to file financing statements necessary or desirable in Buyer's (or its assigns') reasonable judgment to perfect and to maintain the perfection and priority of the interest of Buyer in the Receivables originated by such Originator and the associated Related Security and Collections and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as Buyer (or its assigns) in their reasonable judgment deem necessary or desirable to perfect and to maintain the perfection and priority of Buyer's interests in such Receivables. This appointment is coupled with an interest and is irrevocable. If any Originator fails to perform any of its obligations hereunder: (A) such Originator hereby authorizes Buyer (or its assigns) to file financing statements and other filing or recording documents with respect to the Receivables and Related Security (including any amendments thereto, or continuation or termination statements thereof), without the signature or other authorization of such Originator, in such form and in such offices as Buyer (or any of its assigns) reasonably determines appropriate to perfect or maintain the perfection of the ownership or security interests of Buyer (or its assigns) hereunder, (B) such Originator acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to the Receivables or Related Security (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Agent (as Buyer's assignee), consenting to the form and substance of such filing or recording document, and (C) such Originator approves, authorizes and ratifies any filings or recordings made by or on behalf of the Agent (as Buyer's assign) in connection with the perfection of the ownership or security interests in favor of Buyer or the Agent (as Buyer's assign).

        Section 7.4     CONFIDENTIALITY; TAX TREATMENT.

                (a) Each Originator and Buyer shall maintain and shall cause each of its employees, officers and advisers to maintain the confidentiality of the Fee Letters and the other confidential or proprietary information with respect to the Agent and Blue Ridge and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Originator and its officers, employees, auditors, accountants, attorneys, consultants, and other advisers may disclose such information to such Originator's external accountants, attorneys and other advisors and as required by any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                (b) Each Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Buyer, the Agent, the Liquidity Banks or Blue Ridge by each other, (ii) to any prospective or actual assignee or participant of any of the Persons described in clause (i), and (iii) to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Blue Ridge or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, PROVIDED each such Person described in the foregoing clauses (ii) and (iii) is informed of the confidential nature of such information. In addition, the Lenders and the Agent may disclose any such nonpublic information pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                (c) Notwithstanding any other express or implied agreement to the contrary, the parties hereto agree that they have sought their own tax advice in structuring the transactions evidenced by the Transaction Documents, and they shall have no claim against Equifax Receivables Finance LLC, a Delaware limited liability company, the Agent or any Lender in the event their intended tax treatment is disallowed.

                (d) Unless otherwise agreed to in writing by the Originators, Buyer hereby agrees to keep all Proprietary Information confidential and not to disclose or reveal any Proprietary Information to any Person other than its (or its Affiliates) directors, officers, employees, agents or representatives who reasonably require such information in connection with their activities concerning this Agreement or the transactions contemplated hereby and to actual or potential Participants or Purchasing Liquidity Banks (as defined in the Credit and Security Agreement), and then only upon a confidential basis in any such case; provided, however, that the Buyer may disclose Proprietary Information: (i) to the Agent or any Liquidity Bank,
(ii) to the extent reasonably required in connection with any litigation to which the Buyer, the Agent, any Liquidity Bank or their respective Affiliates may be a party, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (iv) as required by law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law); (v) to its attorneys, accountants or other consultants (but only on a confidential basis), (vi) to bank regulatory authorities or other governmental authorities and (vii) by Blue Ridge to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to Blue Ridge which has agreed in writing to be bound by the provisions of this Section 7.4.

        Section 7.5     BANKRUPTCY PETITION.

                (a) Each Originator and Buyer each hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Blue Ridge, it will not institute against, or join any other Person in instituting against, Blue Ridge any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                (b) Each Originator covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding obligations of Buyer under the Credit and Security Agreement, it will not institute against, or join any other Person in instituting against, Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

        Section 7.6 LIMITATION OF LIABILITY. Except with respect to any claim arising out of the willful misconduct or gross negligence of any Originator, Buyer, Blue Ridge, the Agent or any Lender, no claim may be made by any such Person (or its Affiliates, directors, officers, employees, attorneys or agents) against any such other Person (or its Affiliates, directors, officers, employees, attorneys or agents) for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each of the parties hereto, on behalf of itself and its Affiliates, directors, officers, employees, attorneys, agents, successors and assigns, hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

        Section 7.7 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

        Section 7.8 CONSENT TO JURISDICTION. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH ORIGINATOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH ORIGINATOR PURSUANT TO THIS AGREEMENT AND EACH ORIGINATOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BUYER (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY ORIGINATOR AGAINST BUYER (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.

        Section 7.9 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

        Section 7.10    INTEGRATION; BINDING EFFECT; SURVIVAL OF TERMS.

                (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

                (b) This Agreement shall be binding upon and inure to the benefit of the Originators, Buyer and their respective successors and permitted assigns (including any trustee in bankruptcy). No Originator may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Buyer. Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Originator. Without limiting the foregoing, each Originator acknowledges that Buyer, pursuant to the Credit and Security Agreement, may assign to the Agent, for the benefit of the Lender, its rights, remedies, powers and privileges hereunder and that the Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Credit and Security Agreement. Each Originator agrees that the Agent, as the assignee of Buyer, shall, subject to the terms of the Credit and Security Agreement, have the right to enforce this Agreement and to exercise directly all of Buyer's rights and remedies under this Agreement (including, without limitation, the right to give or withhold any consents or approvals of Buyer to be given or withheld hereunder) and each Originator agrees to cooperate fully with the Agent in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; PROVIDED, HOWEVER, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Originator pursuant to
ARTICLE II; (ii) the indemnification and payment provisions of ARTICLE VI; and
(iii) SECTION 7.5 shall be continuing and shall survive any termination of this Agreement.

        Section 7.11 COUNTERPARTS; SEVERABILITY; SECTION REFERENCES. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to "Article," "Section," "Schedule" or "Exhibit" shall mean articles and sections of, and schedules and exhibits to, this Agreement.

        Section 7.12 TERMINATION. This Agreement shall terminate on the Final Payout Date; provided that the provisions of Sections 1.7, 6.1, 6.2, 7.4 and 7.5 of this Agreement shall survive such termination.



                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

                                 EQUIFAX INC.


                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                 Title:
                                        ---------------------------------

                                        ADDRESS:  1550 Peachtree Street, N.W.
                                                  Atlanta, Georgia 30309
                                                  Attention: Treasurer
                                                  Fax: 404-885-8121


                                 EQUIFAX INFORMATION SERVICES LLC


                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                 Title:
                                        ---------------------------------

                                        ADDRESS:  1550 Peachtree Street, N.W.
                                                  Atlanta, Georgia 30309
                                                  Attention: Treasurer
                                                  Fax: 404-885-8121


                                 EQUIFAX DIRECT MARKETING SOLUTIONS LLC


                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                 Title:
                                        ---------------------------------

                                        ADDRESS:  1550 Peachtree Street, N.W.
                                                  Atlanta, Georgia 30309
                                                  Attention: Treasurer
                                                  Fax: 404-885-8121

                                 EQUIFAX INFORMATION SERVICES OF PUERTO RICO
                                 INC.


                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                 Title:
                                        ---------------------------------

                                        ADDRESS:  1550 Peachtree Street, N.W.
                                                  Atlanta, Georgia 30309
                                                  Attention: Treasurer
                                                  Fax: 404-885-8121


                                 COMPLIANCE DATA CENTER, INC.


                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                 Title:
                                        ---------------------------------

                                        ADDRESS:  1550 Peachtree Street, N.W.
                                                  Atlanta, Georgia 30309
                                                  Attention: Treasurer
                                                  Fax: 404-885-8121


                                 EQUIFAX CAPITAL MANAGEMENT, INC.


                                 By:
                                        ---------------------------------
                                 Name:
                                        ---------------------------------
                                 Title:
                                        ---------------------------------

                                        ADDRESS:  1550 Peachtree Street, N.W.
                                                  Atlanta, Georgia 30309
                                                  Attention: Treasurer
                                                  Fax: 404-885-8121

                                    EXHIBIT I

                                   DEFINITIONS

        This is Exhibit I to the First Step Receivables Sale Agreement (as hereinafter defined). As used in the First Step Receivables Sale Agreement and the Exhibits and Schedules thereto, capitalized terms have the meanings set forth in this Exhibit I (such meanings to be equally applicable to the singular and plural forms thereof). IF A CAPITALIZED TERM IS USED IN THE FIRST STEP RECEIVABLES SALE AGREEMENT, OR ANY EXHIBIT OR SCHEDULE THERETO, AND IS NOT OTHERWISE DEFINED THEREIN OR IN THIS EXHIBIT I, SUCH TERM SHALL HAVE THE MEANING ASSIGNED THERETO IN EXHIBIT I TO THE SECOND STEP RECEIVABLES SALE AGREEMENT OR THE CREDIT AND SECURITY AGREEMENT (HEREINAFTER DEFINED), AS APPLICABLE.

        "AGENT" means Wachovia Bank, National Association, in its capacity as agent under the Credit and Security Agreement.

        "AGREEMENT" is defined in the preamble hereto.

        "BLUE RIDGE" means Blue Ridge Asset Funding Corporation, a Delaware corporation, and its successors.

        "BUYER" has the meaning set forth in the preamble to this Agreement.

        "CALCULATION PERIOD" means each calendar month or portion thereof which elapses during the term of this Agreement. The first Calculation Period shall commence on the date of the Purchases hereunder and the final Calculation Period shall terminate on the Termination Date.

        "CHANGE OF CONTROL" means (a) the acquisition after the date of this Agreement by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 25% or more of the outstanding voting Equity Interests of Parent, (b) Parent ceases to own, directly or indirectly, 100% of the outstanding voting Equity Interests of any Originator, or (c) Parent ceases to own, directly or indirectly, 100% of the outstanding voting Equity Interests of Buyer.

        "CREDIT AND COLLECTION POLICY" means the applicable Originator's credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in EXHIBIT V, as modified from time to time in accordance with the Second Step Receivables Sale Agreement and the Credit and Security Agreement.

        "CREDIT AND SECURITY AGREEMENT" means that certain Credit and Security Agreement dated as of September 7, 2004, by and among Equifax Receivables Finance LLC, as Borrower, Buyer, as Servicer, Blue Ridge, and Wachovia Bank, National Association, individually and as Agent, as the same may be amended, restated and/or otherwise from time to time.

        "DEFAULT FEE" means a PER ANNUM rate of interest equal to the sum of (i) the Alternate Base Rate, PLUS (ii) 2% per annum.

        "DISCOUNT FACTOR" means a percentage calculated to provide Buyer with a reasonable return on its investment in the Receivables originated by each Originator after taking account of (i) the time value of money based upon the anticipated dates of collection of such Receivables and the cost to Buyer of financing its investment in such Receivables during such period and (ii) the risk of nonpayment by the Obligors. Each Originator and Buyer may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof, PROVIDED THAT any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Purchase Price payment made prior to the Calculation Period during which such Originator and Buyer agree to make such change. As of the date hereof, the Discount Factor in respect of Eligible Receivables is 4.098% and the Discount Factor in respect of all other Receivables is 4.098%.

        "EIS" has the meaning set forth in the preamble to this Agreement.

        "EQUITY INTERESTS" means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting), of capital of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, whether outstanding on the date hereof or issued after the date of this Agreement.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

        "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with any Originator within the meaning of
Section 414(b) or (c) of the Tax Code (and Sections 414(m) and (o) of the Tax Code for purposes of provisions relating to Section 412 of the Tax Code).

        "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Originator or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001 (a) (2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Originator or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Tide IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Originator or any ERISA Affiliate.

        "EXECUTIVE OFFICER" means any of the chief executive officer, president, executive vice president or senior vice president of the Parent.

        "FINAL PAYOUT DATE" has the meaning given such term in the Credit and Security Agreement.

        "FISCAL YEAR" means the fiscal year of the Parent and its Subsidiaries ending on or about December 31.

        "INDEMNIFIED PARTY" has the meaning set forth in SECTION 6.1.

        "INITIAL CONTRIBUTED RECEIVABLES" has the meaning set forth in Section 1.1.

        "INITIAL CUTOFF DATE" has the meaning set forth in SECTION 1.1.

        "LIEN" means an Adverse Claim, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

        "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the financial condition or operations of the Parent and its Subsidiaries, considered as a whole, (ii) the ability of any Originator to perform its obligations under this Agreement or any other Transaction Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Originator's, Buyer's, any Agent's or any Lender's interest in the Receivables generally or in any substantial portion of the Receivables, the Related Security or Collections with respect thereto, or
(v) the collectibility of the Receivables generally or of any substantial portion of the Receivables.

        "MOODY'S" means Moody's Investors Service, Inc.

        "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of
Section 4001 (a) (3) of ERISA, to which any Originator or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

        "ORGANIZATIONAL DOCUMENTS" means, for any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate charter and bylaws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or bylaws under which it is created.

        "ORIGINAL BALANCE" means, with respect to each Receivable coming into existence after the Initial Cutoff Date, the Outstanding Balance of such Receivable on the date it was created.

        "ORIGINATOR" has the meaning set forth in the preamble to this Agreement.

        "PARENT" has the meaning set forth in the preamble to this Agreement.

        "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

        "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Originator sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

        "PERMITTED ENCUMBRANCES" shall mean the following: (a) Liens for taxes or assessments or other governmental charges not yet due and payable; and (b) Liens created by the Transaction Documents.

        "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Originator or any of its ERISA Affiliates sponsors or maintains or to which any Originator or any of its ERISA Affiliates makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

        "PROPRIETARY INFORMATION" means all information about the Parent or any of its Subsidiaries which has been furnished to the Agent or any Lender by or on behalf of the Parent or any of its Subsidiaries before or after the date hereof or which is obtained by Buyer (or its assigns) in the course of any Review made pursuant to SECTION 4.1(D) of this Agreement: PROVIDED, HOWEVER, that the term "PROPRIETARY INFORMATION" does not include information which (x) is or becomes publicly available (other than as a result of a breach of Section 7.4 of this Agreement), (y) is possessed by or available to the Buyer (or its assigns) on a non-confidential basis prior to its disclosure to the Buyer (or its assigns) by Parent or a Subsidiary thereof or (z) becomes available to the Buyer (or its assigns) on a non-confidential basis from a Person which, to the knowledge of the Buyer (or its assigns) is not bound by a confidentiality agreement with the Parent or any of its Subsidiaries and is not otherwise prohibited from transmitting such information to the Buyer (or its assigns). In the event the Buyer (or its assigns) is required to disclose any Proprietary Information by virtue of clause (ii) (but only if and to the extent such disclosure has not been sought by the Buyer (or its assigns), and if neither the Parent nor any Originator is a party to such litigation), (iv) or (v) above, to the extent Buyer (or its assigns) determines in good faith that it is permissible by law to so to do, it shall promptly notify the Originator of same so as to allow the Parent or its Subsidiaries to seek a protective order or to take other appropriate action; PROVIDED, HOWEVER, neither Buyer (and its assigns) shall be required to delay compliance with any directive to disclose any such information so as to allow the Performance Guarantor or any of its Subsidiaries to effect any such action.

        "PURCHASE" means the purchase by Buyer from an Originator pursuant to
SECTION 1.2(A) of this Agreement of the Receivables originated by such Originator and the Related Security and Collections related thereto, together with all related rights in connection therewith.

        "PURCHASE PRICE" means, with respect to the Purchase from each Originator, the aggregate price to be paid by Buyer to such Originator for such Purchase in accordance with SECTION 1.3 of this Agreement for the Receivables originated by such Originator and the associated Collections and Related Security being sold to Buyer, which price shall equal on any date (i) the product of (x) the Outstanding Balance of such Receivables on such date, MULTIPLIED BY (y) one minus the Discount Factor in effect on such date, minus
(ii) any Purchase Price Credits to be credited against the Purchase Price otherwise payable in accordance with SECTION 1.4 of this Agreement.

        "PURCHASE PRICE CREDIT" has the meaning set forth in SECTION 1.4 of this Agreement.

        "PURCHASE REPORT" has the meaning set forth in SECTION 1.2(B) of this Agreement.

        "RECEIVABLE" means all indebtedness and other obligations owed to an Originator (at the times it arises, and before giving effect to any transfer or conveyance under this Agreement) or to Buyer (after giving effect to the transfers under this Agreement) (including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible) arising in connection with the sale of goods or the rendering of services by such Originator and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; PROVIDED, FURTHER, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless or whether the account debtor or such Originator treats such indebtedness, rights or obligations as a separate payment obligation.

        "RELATED SECURITY" means, with respect to any Receivable:

                (i) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,

                (ii) all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,

                (iii) all service contracts and other contracts and agreements associated with such Receivable,

                (iv)    all Records related to such Receivable,

                (v) all of the applicable Originator's right, title and interest in each Lock-Box and each Collection Account, and

                (vi)    all proceeds of any of the foregoing.

        "REPORTABLE EVENT" means any of the events set forth in Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

        "RESPONSIBLE OFFICER" means any Executive Officer as well as any other officer of the Parent who is primarily responsible for the administration of the transactions contemplated by the Transaction Documents.

        "REVIEW" has the meaning set forth in SECTION 4.1(D) of this Agreement.

        "REVOLVING LOAN" has the meaning set forth in SECTION 1.3(A) of this Agreement.

        "REVOLVING NOTE" means a promissory note in substantially the form of
EXHIBIT VI hereto as more fully described in SECTION 1.3 of this Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

        "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

        "TAX CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

        "TERMINATION DATE" means the earliest to occur of (i) the Facility Termination Date (as defined in the Credit and Security Agreement), (ii) the Business Day immediately prior to the occurrence of a Termination Event set forth in SECTION 5.1(E) (II), (iii) the Business Day specified in a written notice from Buyer to the Originators given following the occurrence and during the continuation of any other Termination Event, and (iv) the date which is 10 Business Days after Buyer's receipt of written notice from any Originator that it wishes to terminate the facility evidenced by this Agreement.

        "TERMINATION EVENT" has the meaning set forth in SECTION 5.1 of this Agreement.

        "TRANSACTION DOCUMENTS" means, collectively, this Agreement, each Collection Account Agreement, the Revolving Notes, and all other instruments, documents and agreements executed and delivered in connection herewith.

        "UNMATURED TERMINATION EVENT" means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.

        ALL ACCOUNTING TERMS NOT SPECIFICALLY DEFINED HEREIN SHALL BE CONSTRUED IN ACCORDANCE WITH GAAP. ALL TERMS USED IN ARTICLE 9 OF THE UCC IN THE STATE OF NEW YORK, AND NOT SPECIFICALLY DEFINED HEREIN, ARE USED HEREIN AS DEFINED IN SUCH ARTICLE 9.


                                                    EXHIBIT II

                         PLACES OF BUSINESS; LOCATIONS OF RECORDS; STATE OF ORGANIZATION;
                                    FEDERAL EMPLOYER IDENTIFICATION NUMBER(S);
                                 ORGANIZATIONAL IDENTIFICATION NUMBER; OTHER NAMES


---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------
                       Equifax Inc.      Equifax           Equifax Direct    Equifax            Compliance Data
                                         Information       Marketing         Information        Center, Inc.
                                         Services LLC      Solutions LLC     Services of
                                                                             Puerto Rico Inc.
---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------
Principal Places of    1550 Peachtree    1550 Peachtree    1550 Peachtree    1550 Peachtree     1550 Peachtree St.,
Business and           St. N.W.          St. N.W.          St. N.W.          St. N.W.           N.W.
Chief Executive        Atlanta, GA       Atlanta, GA       Atlanta, GA       Atlanta, GA 30309  Atlanta, GA 30309
Offices                30309             30309             30309
---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------
Locations of Records   1550 Peachtree    1550 Peachtree    1550 Peachtree    1550 Peachtree     1550 Peachtree St.
                       St. N.W.          St. N.W.          St. N.W.          St. N.W.           N.W.
                       Atlanta, GA       Atlanta, GA       Atlanta, GA       Atlanta, GA 30309  Atlanta, GA 30309
                       30309             30309             30309
---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------
State of Organization  Georgia           Georgia           Georgia           Georgia            Georgia
---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------
Federal Employee       58-0401110        58-2631096        58-2533301        90-0048110         58-2563646
Identification Number
---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------
Organizational         J306699           0125237           0337947           0129346            0032444
Identification Number
---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------


---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------
Legal, Trade and       LEGAL NAME:       LEGAL NAME:       LEGAL NAME:       LEGAL NAME:        LEGAL NAME:
Assumed Names
                       Equifax Inc.      Equifax           Equifax Direct    Equifax            Compliance Data
                                         Information       Marketing         Information        Center, Inc.
                       TRADE AND OTHER   Services LLC      Solutions LLC     Services of
                       PRIOR NAMES:                                          Puerto Rico Inc.   TRADE NAMES AND
                                         TRADE AND OTHER   TRADE AND OTHER                      OTHER PRIOR:
                       Equifax           PRIOR NAMES:      PRIOR NAMES:      TRADE AND OTHER
                       Marketing                                             PRIOR NAMES:       Equifax Acquisition,
                       Services          Equifax Credit    Equifax Direct,                      Inc.
                                         Information       Inc.              None
                       Equifax           Services, Inc.
                       Information                         Equifax
                       Service Center    Equifax Credit    Consumer
                                         Information       Information
                                         Services, LLC     Services, Inc.

                                         Equifax           Equifax Direct
                                         Information       Marketing
                                         Services LLC      Solutions, Inc.

                                         Equifax           Equifax Direct
                                         Information       Marketing
                                         Service Center    Solutions LLC

                                                           Equifax
                                                           Marketing
                                                           Services
---------------------- ----------------- ----------------- ----------------- ------------------ ----------------------

                                   EXHIBIT III

                LOCK-BOXES; COLLECTION ACCOUNTS; COLLECTION BANKS

        Sellers do not have any Collection Accounts. All Collection Accounts have been transferred to Buyer. Buyer's Collection Accounts are set forth below:

---------------------------- -------------------------- ------------------------- -------------------------------
      NAME OF ACCOUNT           NAME OF COLLECTION          LOCK-BOX NUMBER         RELATED COLLECTION ACCOUNT
                                   ACCOUNT BANK
---------------------------- -------------------------- ------------------------- -------------------------------
Equifax Receivables          Wachovia Bank, National    105835                    2000015153186
Finance LLC - Co. 04         Association
---------------------------- -------------------------- ------------------------- -------------------------------
Equifax Receivables          Wachovia Bank, National    N/A                       2000153353466
Finance LLC- Co. 04 EFT      Association
---------------------------- -------------------------- ------------------------- -------------------------------
Equifax Receivables          Wachovia Bank, National    N/A                       2000186448173
Finance LLC- Co. 04 VISA     Association
---------------------------- -------------------------- ------------------------- -------------------------------
Equifax Receivables          Wachovia Bank, National    945510                    2000123146917
Finance LLC- Co. 30          Association
---------------------------- -------------------------- ------------------------- -------------------------------
Equifax Receivables          Wachovia Bank, National    N/A                       2000134515634
Finance LLC- Co. 89          Association
---------------------------- -------------------------- ------------------------- -------------------------------
Equifax Receivables          Bank of America            403495                    12335101519
Finance LLC- Co. 89
---------------------------- -------------------------- ------------------------- -------------------------------
Equifax Receivables          Wachovia Bank, National    N/A                       2000016951442
Finance LLC                  Association
---------------------------- -------------------------- ------------------------- -------------------------------

                                   EXHIBIT IV

                         FORM OF COMPLIANCE CERTIFICATE

        This Compliance Certificate is furnished pursuant to that certain Receivables Sale Agreement dated as of September 7, 2004, among Equifax Inc., Equifax Information Services LLC and Equifax Marketing Solutions LLC, Equifax Information Services of Puerto Rico Inc., Compliance Data Center, Inc. and Equifax Capital Markets, Inc. (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

        THE UNDERSIGNED HEREBY CERTIFIES IN HIS OR HER REPRESENTATIVE CAPACITY ON BEHALF OF THE PARENT AND OTHER ORIGINATORS THAT:

        1.      I am the duly elected ______________ of Equifax Inc. ("PARENT").

        2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Parent and its Subsidiaries during the accounting period covered by the attached financial statements.

        3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Termination Event or an Unmatured Termination Event, as each such term is defined under the Agreement, during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

        [4.     Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the applicable Originator has taken, is taking, or proposes to take with respect to each such condition or event:
__________________________].

        The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered by the undersigned in his or her representative capacity on behalf of the Parent and the other Originators, this ____ day of ______________, 200_.

                                                  EQUIFAX INC.

                                                  By:_________________________

                                                  Title:______________________

                                                  Name:_______________________

                                    EXHIBIT V

                          CREDIT AND COLLECTION POLICY

                              [attach copy of each]

                                   EXHIBIT VI

                             FORM OF REVOLVING NOTE


                                 REVOLVING NOTE
                                                               September 7, 2004

        1. NOTE. FOR VALUE RECEIVED, the undersigned, EQUIFAX CAPITAL MANAGEMENT, INC., a Georgia corporation ("PAYOR"), hereby unconditionally promises to pay to the order of [ORIGINATOR NAME], a(n) __________ ***[corporation] [limited liability company] *** ("ORIGINATOR"), in lawful money of the United States of America and in immediately available funds, on or before the date following the Termination Date which is one year and one day after the date on which (i) the Outstanding Balance of all Receivables sold by Originator under the "Sale Agreement" referred to below has been reduced to zero and (ii) Originator has paid to Buyer all indemnities, adjustments and other amounts which may be owed thereunder in connection with the Purchase thereunder (the "COLLECTION DATE"), the aggregate unpaid principal sum outstanding of all "Revolving Loans" made from time to time by Originator to Payor pursuant to and in accordance with the terms of that certain Receivables Sale Agreement dated as of September 7, 2004 among Originator and certain of its affiliates, as sellers, and Payor, as buyer (as amended, restated, supplemented or otherwise modified from time to time, the "SALE Agreement"). Reference to SECTION 1.3 of the Sale Agreement is hereby made for a statement of the terms and conditions under which the loans evidenced hereby have been and will be made. All terms which are capitalized and used herein and which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

        2. INTEREST. Payor further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at a rate equal to the 1-month LIBOR rate published in THE WALL STREET JOURNAL on the first Business Day of each month (or portion thereof) during the term of this Revolving Note, computed for actual days elapsed on the basis of a year consisting of 360 days and changing on the first business day of each month hereafter ("LIBOR"); PROVIDED, HOWEVER, that if Payor shall default in the payment of any principal hereof, Payor promises to pay, on demand, interest at the rate equal to LIBOR plus 2.00% PER ANNUM on any such unpaid amounts, from the date such payment is due to the date of actual payment. Interest shall be payable on the first Business Day of each month in arrears; PROVIDED, HOWEVER, that Payor may elect on the date any interest payment is due hereunder to defer such payment and upon such election the amount of interest due but unpaid on such date shall constitute principal under this Revolving Note. The outstanding principal of any loan made under this Revolving Note shall be due and payable on the Collection Date and may be repaid or prepaid at any time without premium or penalty.

        3. PRINCIPAL PAYMENTS. Originator is authorized and directed by Payor to enter on the grid attached hereto, or, at its option, in its books and records, the date and amount of each loan made by it which is evidenced by this Revolving Note and the amount of each payment of principal made by Payor, and absent manifest error, such entries shall constitute prima facie evidence of the accuracy of the information so entered; PROVIDED THAT neither the failure of Originator to make any such entry or any error therein shall expand, limit or affect the obligations of Payor hereunder.

        4. AMENDMENTS. This Revolving Note shall not be amended or modified except in accordance with SECTION 7.1 of the Sale Agreement. The terms of this Revolving Note may not be amended or otherwise modified without the prior written consent of the Agent for the benefit of the Lenders.

        5. GOVERNING LAW. THIS REVOLVING NOTE HAS BEEN MADE AND DELIVERED AT NEW YORK, NEW YORK, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF NEW YORK. WHEREVER POSSIBLE EACH PROVISION OF THIS REVOLVING NOTE SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS REVOLVING NOTE SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS REVOLVING NOTE.

        6. WAIVERS. All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.


                                               EQUIFAX CAPITAL MANAGEMENT, INC.


                                               By:_____________________________
                                                  Title:


                                                  SCHEDULE
                                                     TO
                                              SUBORDINATED NOTE
                                SUBORDINATED LOANS AND PAYMENTS OF PRINCIPAL

-----------------------------------------------------------------------------------------------------------

                      AMOUNT OF           AMOUNT OF PRINCIPAL          UNPAID
                    SUBORDINATED                 PAID                PRINCIPAL         NOTATION MADE BY
     DATE               LOAN                                          BALANCE             (INITIALS)
-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------

                                   EXHIBIT VII

                            [FORM OF] PURCHASE REPORT

          For the Calculation Period beginning [date] and ending [date]
                                           -------

TO:  BUYER AND THE AGENT (AS BUYER'S ASSIGNEE)

--------------------------------------------------------- ---------------- --------------- ---------

--------------------------------------------------------- ---------------- --------------- ---------
Aggregate Outstanding Balance of all Receivables sold
during the period:                                        $_____________                      A
--------------------------------------------------------- ---------------- --------------- ---------
LESS:  Aggregate Outstanding Balance of all Receivables
sold during such period which were not Eligible
Receivables on the date when sold:
                                                          ($____________)                    (B)
--------------------------------------------------------- ---------------- --------------- ---------
EQUALS:  Aggregate Outstanding Balance of all Eligible
Receivables sold during the period (A - B):
                                                                           $___________       =C
--------------------------------------------------------- ---------------- --------------- ---------
LESS:  Purchase Price discount during the Period:
                                                          ($____________)                    (D)
--------------------------------------------------------- ---------------- --------------- ---------
EQUALS:  Gross Purchase Price Payable during the period
(C - D)                                                                    $____________      =E
--------------------------------------------------------- ---------------- --------------- ---------
LESS:  Total Purchase Price Credits arising during the                                       (F)
Period:                                                   ($____________)
--------------------------------------------------------- ---------------- --------------- ---------
EQUALS:  Net Purchase Price payable during the Period
(E - F):                                                                   $____________      =G
--------------------------------------------------------- ---------------- --------------- ---------

--------------------------------------------------------- ---------------- --------------- ---------
Cash Purchase Price Paid to Originator during the                                             H
Period:                                                   $_____________
--------------------------------------------------------- ---------------- --------------- ---------
Revolving Loans made during the Period:                                                       I
                                                          $_____________
--------------------------------------------------------- ---------------- --------------- ---------
LESS:  Repayments of Revolving Loans received during                                         (J)
the Period:                                               ($____________)
--------------------------------------------------------- ---------------- --------------- ---------
EQUALS:  Purchase Price paid in Cash or Revolving Loans
during the period
(H + I - J):                                                               $_____________     =K
--------------------------------------------------------- ---------------- --------------- ---------
Aggregate Outstanding Balance of Receivables
contributed during the Period:                            $_____________                      L
--------------------------------------------------------- ---------------- --------------- ---------

                                   SCHEDULE A

                       DOCUMENTS TO BE DELIVERED TO BUYER
                           ON OR PRIOR TO THE PURCHASE

1. Executed copies of the First Step Receivables Sale Agreement (the "RECEIVABLES SALE AGREEMENT"), duly executed by the parties thereto.

2. Copy of the Credit and Collection Policy to attach to the Receivables Sale Agreement as an Exhibit.

3.      A certificate of each Originator's [Assistant] Secretary certifying:

                (a) A copy of the Resolutions of the Board of Directors or Managers of such Originator, authorizing Originator's execution, delivery and performance of the Receivables Sale Agreement and the other documents to be delivered by it thereunder;

                (b) A copy of the Organizational Documents of such Originator (also certified, to the extent that such documents are filed with any governmental authority, by the Secretary of State of the jurisdiction of organization of such Originator on or within a recent date prior to closing);

                (c) Good Standing Certificates for such Originator issued by the Secretaries of State of its state of organization and each jurisdiction where it has material operations; and

                (d) The names and signatures of the officers authorized on its behalf to execute the Receivables Sale Agreement and any other documents to be delivered by it thereunder.

4. Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each Originator from the following jurisdictions:

                a.      Georgia Secretary of State; and

                b.      Fulton County, Georgia

5. Time stamped receipt copies of proper financing statements, duly filed under the UCC on or before the date of the initial Purchase (as defined in the Receivables Sale Agreement) in all jurisdictions as may be necessary or, in the opinion of Buyer (or its assigns), desirable, under the UCC of all appropriate jurisdictions or any comparable law in order to perfect the ownership interests contemplated by the Receivables Sale Agreement.

6. Time stamped receipt copies of proper UCC termination statements, if any, necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by each Originator.

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7.      Executed Collection Account Agreements for each Lock-Box and Collection
        Account.

8. Favorable opinions of special legal counsel and General Counsel (as to items (a), (b), and (c) below) for each Originator reasonably acceptable to Buyer (and the Agent, as Buyer's assignee) as to the following:

                (a) Such Originator is a ______________ duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization.

                (b) Such Originator has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on such Originator's business.

                (c) The execution and delivery by such Originator of the Receivables Sale Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary organizational action and proceedings on the part of such Originator and will not:

                (i) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

                (ii) contravene, or constitute a default under, any provision of applicable law or regulation or of its Organizational Documents or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Originator; or

                (iii) result in the creation or imposition of any Adverse Claim on assets of such Originator or any of its Subsidiaries (except as contemplated by the Second Step Receivables Sale Agreement and the Credit and Security Agreement).

                (d) The Receivables Sale Agreement and each other Transaction Document to which it is a party has been duly executed and delivered by such Originator and constitutes the legally valid, and binding obligation of such Originator enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

                (e) In the event that the Receivables Sale Agreement is held to create a transfer for security purposes rather than a true sale or other outright assignment, the provisions of the Receivables Sale Agreement are effective to create valid security interests in favor of Buyer in all of such Originator's right, title and interest in and to the Receivables and Related Security described therein which constitute "accounts," "chattel paper" or "general intangibles" (each as defined in the UCC) (collectively, the "OPINION COLLATERAL"), as security for the payment of a loan deemed to have been made by Buyer to such Originator in an amount equal to the Purchase Price (as defined therein) of the Receivables (as defined therein) acquired from such Originator, together with all other obligations of such Originator thereunder.

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                (f)     Each of the UCC-1 Financing Statements naming such
Originator as debtor, Buyer, as secured party, and Agent, as assignee of secured party to be filed in the [describe filing offices], is in appropriate form for filing therein. Upon filing of such UCC-1 Financing Statements in such filing offices and payment of the required filing fees, the security interest in favor of Buyer in the Opinion Collateral will be perfected and assigned of record to the Agent.

                (g) Based solely on our review of the [describe UCC Search Reports], and assuming (i) the filing of the Financing Statements and payment of the required filing fees in accordance with paragraph (f) and (ii) the absence of any intervening filings between the date and time of the Search Reports and the date and time of the filing of the Financing Statements, the security interest of Buyer in the Opinion Collateral is prior to any security interest granted in the Opinion Collateral by such Originator, the priority of which is determined solely by the filing of a financing statement in the [describe filing offices].

                (h) To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against such Originator or any Affiliate of such Originator, which would materially adversely affect the business or financial condition of such Originator and its Affiliates taken as a whole or which would materially adversely affect the ability of such Originator to perform its obligations under the Receivables Sale Agreement.

                (i) Such Originator is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

9. A "TRUE SALE" opinion and "SUBSTANTIVE CONSOLIDATION" opinion of counsel for Originator with respect to the transactions contemplated by the Receivables Sale Agreement.

10. A Certificate of each Originator's [chief financial officer] certifying that, as of the closing date, no Termination Event or Unmatured Termination Event exists and is continuing.

11. Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities, that are necessary in connection with the Receivables Sale Agreement.

12.     Executed Revolving Note by Buyer in favor of each Originator.



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